Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Loss Per Share
21.	LOSS PER SHARE
Loss per share is computed by dividing net loss available to ordinary shareholders by the weighted average number of ordinary shares outstanding for the years ended December 31, 2019, 2020 and 2021:

	For the years ended December 31,
	2019	2020	2021
	RMB	RMB	RMB

Numerator
Net loss available to Full Truck Alliance Co. Ltd. from continuing operations	(1,541,660)	(3,470,924)	(3,654,448)
Net income available to Full Truck Alliance Co. Ltd. from discontinued operations	18,010	452	—
Net loss available to Full Truck Alliance Co. Ltd	(1,523,650)	(3,470,472)	(3,654,448)
Deemed dividend	—	(120,086)	(518,432)
Net loss available to ordinary shareholders—basic and diluted	(1,523,650)	(3,590,558)	(4,172,880)

Denominator
Weighted average number of ordinary shares outstanding—basic and diluted	3,299,723,079	3,423,687,654	13,445,972,280
Basic and diluted loss per share-continuing operations	(0.47)	(1.05)	(0.31)
Basic and diluted earnings per share-discontinued operations	0.01	0.00	—

Basic and diluted loss per share	(0.46)	(1.05)	(0.31)

As a result of the Group’s net loss for the years ended December 31, 2020 and 2021, the numbers of the Company’s preferred shares, share options and restricted shares outstanding were excluded from the calculation of diluted loss per share as their inclusion would have been anti-dilutive.

	As of December 31,
	2020	2021
	RMB	RMB
Convertible redeemable preferred shares	15,033,856,835	—
Share options	418,452,697	428,577,773
Both Class A ordinary shares and Class B ordinary shares are entitled to the same dividend right, as such, this dual class share structure has no impacts to the earnings per share calculation. Basic earnings per share and diluted earnings per share are the same for each Class A ordinary share and Class B ordinary share.